UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _____________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2015 (February 4, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K of Twinlab Consolidated Holdings, Inc. (the “Company”) filed on February 9, 2015 (the “Report”) in connection with the consummation of the acquisition by NutraScience Labs, Inc., a wholly-owned subsidiary of the Company, of certain assets of Nutricap Labs, LLC (“Nutricap”). The purpose of this amendment is to provide the financial statements related to the assets acquired as required by Item 9.01(a) and the pro-forma financial information required by Item 9.01(b), which financial statements and information were excluded from the original filing in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Incorporated herein by reference to Item 2.01 of the Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Filed herewith are the financial statements of Nutricap for the requisite periods.

(b)	Pro-forma Financial Information.

Filed herewith are the pro forma consolidated financial statements of the Company and Nutricap.

(d)	Exhibits.

Exhibit 10.49	Asset Purchase Agreement, dated as of February 4, 2015, by and among Nutricap Labs, LLC, Vitacap Labs, LLC, Canyon Marketing V, LLC, Canyon Marketing II, Inc., Canyon Marketing III, LLC and TCC CM Subco I, Inc. (Filed as an exhibit to the Report and incorporated herein by reference).

Exhibit 10.50	Unsecured Promissory Note, dated February 6, 2015, in the amount of $2,500,000 made by TCC CM Subco I, Inc. payable to Nutricap Labs, LLC. (Filed as an exhibit to the Report and incorporated herein by reference).

Exhibit 10.51	Unsecured Promissory Note, dated February 6, 2015, in the amount of $1,478,000 made by TCC CM Subco I, Inc. payable to Nutricap Labs, LLC. (Filed as an exhibit to the Report and incorporated herein by reference).

Exhibit 10.52	Transition Services Agreement, dated February 6, 2015, by and between TCC CM Subco I, Inc., Nutricap Labs, LLC and Vitacap Labs, LLC. (Filed as an exhibit to the Report and incorporated herein by reference).

Exhibit 99.1	Consolidated financial statements of Nutricap Labs, LLC and subsidiaries for the nine months ended September 30, 2014 (unaudited).

Exhibit 99.2	Consolidated financial statements of Nutricap Labs, LLC and subsidiaries for the year ended December 31, 2013.

Exhibit 99.3	Consolidated financial statements of Nutricap Labs, LLC and subsidiaries for the year ended December 31, 2012.

Exhibit 99.4	Unaudited pro forma condensed combined financial information for the year ended December 31, 2013, the nine months ended September 30, 2014, and as of September 30, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Consolidated financial statements of Nutricap Labs, LLC and subsidiaries for the nine months ended September 30, 2014 (unaudited)

Exhibit 99.2	Consolidated financial statements of Nutricap Labs, LLC and subsidiaries for the year ended December 31, 2013

Exhibit 99.3	Consolidated financial statements of Nutricap Labs, LLC and subsidiaries for the year ended December 31, 2012

Exhibit 99.4	Unaudited pro forma condensed combined financial information for the year ended December 31, 2013, the nine months ended September 30, 2014, and as of September 30, 2014

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